                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 31, 2001
                                                         ----------------


                              ARGOSY GAMING COMPANY

             (Exact name of Registrant as specified in its charter)


    DELAWARE                     1-11853                        37-1304247

(State or other          (Commission File Number)            (IRS Employer
 jurisdiction of                                            Identification
  incorporation)                                                   Number)


219 PIASA STREET, ALTON, ILLINOIS                                    62002

(Address of principal executive offices)                        (Zip Code)

                                 (618) 474-7500

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

          On January 31, 2001, pursuant to Rule 135c under the Securities Act of 1933, Argosy Gaming Company announced that it is pursuing a $100 million private placement of senior subordinated notes. A copy of the Company's press release relating to the private placement of the Notes is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Exhibit No.                             Description
     -----------                             -----------
     99.1           Press Release, dated January 31, 2001, announcing that the
                    Company is pursuing a private placement of $100 million of Notes


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ARGOSY GAMING COMPANY,
                                        a Delaware corporation


Date: January 31, 2001                  By: /s/  Dale R. Black
                                           --------------------------
                                        Name:    Dale R. Black
                                        Title:   Senior Vice President and
                                                 Chief Financial Officer


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